SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 15, 2007

Asianada, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136806	N/A
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars
Suite 2550
Los Angeles, California 90067

(Address of principal executive
offices including zip code)

(310) 601-2500

(Registrant’s telephone number,
including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Changes in Control of Registrant.

On June 15, 2007, Trinad Capital Master Fund, Ltd., an exempted Cayman Island Corporation, with an address at 2121 Avenue of the Stars, Suite 2550, Los Angeles, California 90067 (the “Purchaser”), entered into a Securities Purchase Agreement (the “Agreement”) entered into, by and among the stockholders of Asianada, Inc. (the “Company” or “Registrant”) listed in Schedule A of the Agreement, a copy of which is attached hereto as Exhibit 10.1. The managing members of Trinad Management, LLC, the investment manager of the Purchaser are Robert Ellin and Jay Wolf. Pursuant to the terms of the Agreement, the Stockholders agreed to sell 7,595,200 shares (the “Shares”) of the Company’s common stock, $.001 par value per share, (“Common Stock”) representing 94% of the issued and outstanding Common Stock as of June 15, 2007 (the “Closing”), to the Purchaser. In consideration of the purchase of the Shares, the Purchaser paid at Closing the total sum of seven hundred thousand dollars ($700,000), pursuant to and in accordance with the terms of the Agreement. The source of such capital was the Purchaser’s working capital. The sale of the shares to the Purchaser, an accredited investor, was made pursuant to the exemptions from registration afforded by Sections 4(1) of the Securities Act of 1933, as amended.

At the time of the Change in Control, the Purchaser was the beneficial owner of 7,595,200 shares of the Common Stock of the Registrant. This amount represents approximately 94% of the total voting stock of the Registrant currently outstanding.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Agreement, effective upon the Closing (a) Ian Y.B. He resigned as the Company’s Principal Executive Officer and President, (b) Helen Gao resigned as the Company’s Principal Financial Officer, Principal Accounting Officer, Treasurer and Secretary, (c) Robert Ellin and Barry Regenstein were appointed as Directors of the Board of the Directors of the Company (the “Board”) and will hold the seats until the next annual shareholder meeting can be held and until their successors are duly qualified and elected, (d) Robert Ellin was appointed President and Chief Executive Officer of the Company (e) Jay Wolf was appointed Secretary of the Company, and (f) Charles Bentz was appointed Chief Financial Officer and Treasurer of the Company.

Additionally, Ian Y.B. He and Helen Gao and Helen Gao will resign as Directors of the Board ten days following the mailing of a notice on Schedule 14f-1 Information Statement of the Company as contemplated by the Agreement. Upon such resignations, Jay Wolf will be appointed a Director of the Company, and will hold the seat until the next annual shareholder meeting can be held and until his successor is duly elected and qualified. Ian Y.B. He’s resignation letter and Helen Gao’s resignation letter are attached hereto as Exhibit 17.1 and Exhibit 17.2 respectively.

Background of Directors and Officers:

Robert S. Ellin, 41, is a Managing Member of Trinad Management, LLC. Mr. Ellin currently sits on the board of Command Security Corporation (CMMD), ProLink Holdings Corporation (PLKH), Starvox Communications, Inc. (USWI), New Motion, Inc. (NWMO), Zane Acquisition I, Zane Acquisition II and Mediavest, Inc. (MVSI). Prior to joining Trinad Capital LP, Mr. Ellin was the founder and President of Atlantis Equities, Inc., a personal investment company. Founded in 1990, Atlantis has actively managed an investment portfolio of small capitalization public company as well as select private company investments. Mr. Ellin frequently played an active role in Atlantis investee companies including Board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies, Mr. Ellin spearheaded investments into ThQ, Inc. (OTC:THQI), Grand Toys (OTC: GRIN), Forward Industries, Inc. (OTC: FORD) and completed a leveraged buyout of S&S Industries, Inc. where he also served as President from 1996 to 1998. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and prior to that he was the Manager of Retail Operations at Lombard Securities. Mr. Ellin received a Bachelor of Arts from Pace University.

Jay A. Wolf, 34, is a Managing Member of Trinad Management, LLC. Mr. Wolf currently sits on the board of Shells Seafood Restaurants (SHLL), ProLink Holdings Corporation (PLKH), StarVox Communications, Inc., Optio Software, Inc. (OPTO), Starvox Communications, Inc. (USWI), New Motion, Inc. (NWMO), Zane Acquisition I, Zane Acquisition II and Mediavest, Inc. (MVSI). Mr. Wolf has ten years of investment and operations experience in a broad range of industries. Mr. Wolf's investment experience includes senior and subordinated debt, private equity, mergers and acquisitions and public equity investments. Prior to joining Trinad Capital LP, Mr. Wolf served as the Vice President of Corporate Development for a marketing communications firm where he was responsible for the company's acquisition program. Prior to that he worked at CCFL Ltd. a Toronto-based merchant bank in the Senior Debt Department and subsequently for Trillium Growth Capital the firm's venture capital Fund. Mr. Wolf received a Bachelor of Arts from Dalhousie University.

Charles Bentz, 43, has 20 years of accounting and administrative experience in the asset management industry and is a Certified Public Accountant.  Prior to joining to joining Trinad Management, LLC, Mr. Bentz was a Vice President and the Controller of Fletcher Asset Management; Vice President, Controller and Head of Fund Administration & Compliance of the Reserve Funds; Vice President and head of Fund Administration & Compliance of BlackRock Inc.; Vice president and Controller of HHF Acquisition Corp.; and Associate Vice President of Prudential Mutual Fund Management. Mr. Bentz is the Chief Financial Officer of Zane Acquisition I and Zane Acquisition II. Mr. Bentz began his career at Deloitte & Touche, and holds a Bachelor of Science in Accounting from Villanova University.

Barry I. Regenstein, 50, is the President and Chief Financial Officer of Command Security Corporation. Trinad Capital LP is a significant shareholder of Command Security Corporation and Mr. Regenstein has formerly served as a consultant for Trinad Capital LP. Mr. Regenstein has over 28 years of experience with 23 years of such experience in the aviation services industry. Mr. Regenstein was formerly Senior Vice President and Chief Financial Officer of Globe Ground North America (previously Hudson General Corporation), and previously served as the Corporation’s Controller and as a Vice President. Prior to joining Hudson General Corporation in 1982, he had been with Coopers & Lybrand in Washington, D.C. since 1978. Mr. Regenstein currently sits of the boards of GTJ Co., Inc., ProLink Holdings Corporation (PLKH), Starvox Communications, Inc. (USWI), Zane Acquisition I, Zane Acquisition II and Mediavest, Inc. (MVSI).  Mr. Regenstein is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Maryland and an M.S. in Taxation from Long Island University.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit         Description

10.1  Securities Purchase Agreement, dated June 15, 2007, by and among the Stockholders and Trinad.
17.1  Resignation Letter from Ian Y.B. He.
17.2  Resignation Letter from Helen Gau.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asianada, Inc.
(Registrant)

Dated: June 15, 2007	/s/ Robert Ellin
Robert Ellin
Director and President